Exhibit 99.1

AMENDMENT NO.1 TO SECOND AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 dated as of October 14, 2004 to SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) is entered into among AFC FUNDING CORPORATION, an Indiana corporation (the “Seller”), AUTOMOTIVE FINANCE CORPORATION, an Indiana corporation (the “Servicer”), FAIRWAY FINANCE COMPANY, LLC (as successor to Fairway Finance Corporation), a Delaware limited liability company (the “Purchaser”), HARRIS NESBITT CORP. (as successor to BMO NESBITT BURNS CORP.), a Delaware corporation, as agent for Purchaser and as the initial agent (the “Agent”) and XL CAPITAL ASSURANCE INC., a New York stock insurance company (the “Insurer”).

R E C I T A L S

A.            The Seller, the Servicer, the Purchaser, the Agent and the Insurer are parties to that certain Second Amended and Restated Receivables Purchase Agreement dated as of June 15, 2004, as may be amended, amended and restated, supplemented or otherwise modified from time to time (the “Agreement”).

B.            The Seller, the Servicer, the Purchaser, the Agent and the Insurer desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Certain Defined Terms.  Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

2.             Amendments to Agreement.  The Agreement is amended as follows:

The definition of “Scheduled Termination Date” in clause (ii) of “Termination Date” set forth in Exhibit I of the Agreement is hereby amended by replacing “January 31, 2005” with “January 31, 2006.”

3.             Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants to the Agent, the Insurer and the Purchaser as follows:

(a)           Representations and Warranties.  The representations and warranties of such Person contained in Exhibit III and Exhibit VII to the Agreement and in the Insurance Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

(b)           Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part.  This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.

(c)           Termination Event.  No Termination Event or Unmatured Termination Event has occurred and is continuing.

4.             Effectiveness.  This Amendment shall become effective as of the date hereof upon receipt by the Agent and the Insurer of each of the counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto.

5.             Effect of Amendment.  Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

6.             Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

7.             Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Indiana without reference to conflict of laws principles.

8.             Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AFC FUNDING CORPORATION

By:	/s/ Curtis L. Phillips
Name:	Curtis L. Phillips
Title:	V.P. & Treasurer

AUTOMOTIVE FINANCE CORPORATION

By:	/s/ Curtis L. Phillips
Name:	Curtis L. Phillips
Title:	V.P. & Treasurer

FAIRWAY FINANCE COMPANY, LLC

By:	/s/ Jill A. Gordon
Name:	Jill A. Gordon
Title:	Vice President

HARRIS NESBITT CORP.

By:	/s/ John R. Pappano
Name:	John R. Pappano
Title:	V.P.

XL CAPITAL ASSURANCE INC.

By:	/s/ Catherine Lou
Name:	Catherine Lou
Title:	Senior Managing Director

Consented to:

BANK OF MONTREAL

By: /s/ Amy K. Dumser
Name:	Amy K. Dumser
Title:	Vice President

LLOYDS TSB BANK PLC

By: /s/ John Harchuck
Name:	John Harchuck
Title:	Assistant V.P. Structured Finance

By: /s/ Thea Watkins
Name:	Thea Watkins
Title:	Vice President Structured Finance